UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

SIBERIAN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53766	52-2207080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Madison Ave, 6th Floor, New York, New York 10017
(Address of principal executive offices) (Zip Code)

(212) 828-3011
Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 27, 2011, Siberian Energy Group Inc. (the “Company”, “we”, and “us”) entered into a Share Exchange Agreement with Rare Minerals Corporation, a Nevada corporation (“RMC” and the “Share “Exchange”) and RMC’s shareholders (“RMC Shareholders”).  Pursuant to the Share Exchange, we agreed to exchange 65,200,000 shares of newly issued common stock (representing 99% of our then outstanding common stock) with the RMC Shareholders for 100% of the outstanding shares of RMC.  The Share Exchange closed effective May 11, 2011 (the “Closing”).

RMC was formed as a Nevada corporation on December 9, 2010. RMC’s wholly-owned subsidiary is OOO Koklanovskoe, a Russian limited liability company (“Koklanovskoe”). Koklanovskoe holds a license (KUG00939TE) for the Koklanovskoe Molybdenum-Tungsten deposit in the Kurgan Region of the Russian Federation (the “License” and the “Deposit”).

Pursuant to the Share Exchange, the RMC Shareholders agreed not to vote the shares which they hold in favor of removing any current Director of the Company, to vote any and all shares in favor of re-appointing all current members of the Board of Directors (subject to the terms of the Share Exchange) for a period of one year from Closing, and that they had no rights to appoint or remove Directors for a period of one year from Closing (collectively the “Voting Requirements”).

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The Share Exchange closed May 11, 2011, at which time the Company acquired all of the outstanding capital stock of RMC, and as a result, its wholly-owned subsidiary Koklanovskoe and its rights to the License.  Through the acquisition of the License, the Company plans to enter the market for the exploration and production of rare and semi-rare earth metals and precious minerals.

The Deposit is a molybdenum-tungsten stockwork deposit that was identified and subsequently explored  between 1985 and 1988.  The Deposit is located in the Russian Urals, approximately 45 kilometers (“km”) south-east from the town of Kamens-Uralskiy which is also the nearest rail head.  The Deposit area can be accessed via all seasonal roads from the town of Kataysk which is located approximately 30 km to the north-east.

The Company plans to explore the Deposit (funding permitting) in the hopes of discovering commercial quantities of molybdenum, tungsten, iron ore, gold, fluorite, bismuth, copper and other rare and semi-rare earth metals and precious minerals.  The Company believes that the Deposit is potentially suitable for open-pit mining.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with and pursuant to the Share Exchange, we agreed to issue an aggregate of 65,200,000 shares of restricted common stock (representing 99% of our then outstanding shares of common stock) to the RMC shareholders.  The Company claims an exemption from registration afforded by Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended (the “Act”) since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale, the Company took appropriate measures to restrict transfer, and the recipients were “sophisticated investors” who had access to similar documentation and information similar as to what would be required in a Registration Statement under the Act. No underwriters or agents were involved in the foregoing issuances and the Company paid no underwriting discounts or commissions.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

In connection with and pursuant to the Share Exchange, we agreed to issue an aggregate of 65,200,000 shares of restricted common stock (representing 99% of our then outstanding shares of common stock) to the following RMC shareholders in the amounts stated, which RMC Shareholders own percentage interests in the Company subsequent to the transaction as follows:

RMC Shareholder Name	Shares	Percentage of Company’s Outstanding Shares*
The Abner Rosen Foundation (a)	5,600,000	8.5%
Jonathan P. Rosen (a)	5,600,000	8.5%
Ferris Hill LLP (b)	1,800,000	2.7%
Mikhail Frayman	200,000	0.3%
Ilya Aharon	4,400,000	6.7%
Yohanan Aharon	3,200,000	4.9%
Ioulia Chipilevskaia	4,400,000	6.7%
Rosa Shimonov	4,000,000	6.1%
Polina Matsuleva	8,800,000	13.4%
Valeria Zagourski	7,200,000	10.9%
Liudmila Radziminskaya	3,200,000	4.9%
Olga Yulanova	6,200,000	9.4%
Yury Kolomiets	6,600,000	10.0%
Donatina Cordone	200,000	0.3%
Oksana Danylych	3,800,000	5.8%
Total	65,200,000	99.0%

* Based on 668,231 shares of common stock outstanding immediately prior to the consummation of the Share Exchange, which number includes 572 shares which the Company has agreed to issue to its President, Helen Teplitskaia for services rendered during the months of January through April 2011, which shares have not been physically issued to date.

(a) The beneficial owner of The Abner Rosen Foundation is Abner P. Rosen.

(b) The beneficial owner of Ferris Hill LP is Norman H. Brown, Jr. its Managing Member.

As a result of the Share Exchange, control of the Company changed to the former RMC Shareholders described above, subject to the Voting Requirements of the Share Exchange.

Additionally, prior to the effectiveness of the Share Exchange, Michael Hellenbrand (who was also appointed as the Chief Executive Officer of the Company, as described below) was appointed as the sole officer and Director of Rare.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective May 5, 2010, David Zaikin resigned as the Chief Executive Officer of the Company and Michael Hellenbrand was appointed as the Chief Executive Officer of the Company to fill the vacancy left by Mr. Zaikin’s resignation.  Mr. Zaikin continues to serve as the Chairman of the Board of Directors of the Company.

Mr. Hellenbrand’s biographical information is described below:

Michael Hellenbrand, age 39

Mr. Hellenbrand was appointed as the Company’s Chief Executive Officer effective May 5, 2011 and as the sole officer and Director of Rare effective May 6, 2011.  From May 2011 to present, Mr. Hellenbrand has served as the Vice Chairman and Director of Business Development of RAM Resources Limited (“RAM”), which develops iron ore deposits in the Commonwealth of Independent States (the “CIS”)(i.e., certain of the former soviet republics that formerly made up the U.S.S.R.).  From August 2006 to May 2011, Mr. Hellenbrand served as Chief Executive Officer of RAM.  From July 2009 to January 2011, Mr. Hellenbrand served as Director of Alfa Gold Limited, which is involved in the acquisition and development of gold deposits in the CIS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

To be filed by amendment.

(b) Pro forma financial information.

To be filed by amendment, if deemed necessary.

EXHIBIT NO.	DESCRIPTION

10.1*	Share Exchange Agreement with Rare Minerals Corporation and its Shareholders
10.2*	Exploration License (Translated From Russian)

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBERIAN ENERGY GROUP INC.

By: /s/ Michael Hellenbrand
Name: Michael Hellenbrand
Title: Chief Executive Officer

Date:  May 12, 2011